Exhibit 10.1

FIRST AMENDMENT TO RESTATED UNDERWRITING, CONTINUING
INDEMNITY, AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO RESTATED UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT (“this First Amendment”) is entered into as of the 30th day of October, 2006, by and among INTEGRATED ELECTRICAL SERVICES, INC., a Tennessee corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A, in their capacity as named Principal under any Bond (individually and collectively “Principal”); and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit B (along with Principal, individually and collectively “Indemnitors”); and FEDERAL INSURANCE COMPANY, an Indiana corporation, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns (individually and collectively “Surety”). All capitalized terms will have the meaning set out in Section 1.

W I T N E S S E T H:

WHEREAS, Indemnitors and Surety entered into that certain Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of May 12, 2006 (“the Agreement”), the terms of which are incorporated herein by this reference; and

WHEREAS, the parties desire to enter into this First Amendment for the purpose of amending and modifying the Agreement, as set out in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and other mutual considerations, the undersigned agree as follows:

1.          Definitions.      Unless otherwise specifically defined in this First Amendment, all capitalized terms will have the meaning set out in the Agreement.

The definition “Goochland Letter of Credit” is deleted from the Agreement.

The references to April 30, 2006, in the definition of “Surety Loss” is hereby deleted and replaced with references to October 31, 2006. The foregoing exclusion of certain professional fees incurred on or before October 31, 2006, is conditioned on Surety’s receipt of the facility fee required under with Section 4 of this First Amendment.

2.            Bonds; Conditions Precedent to all Bonds. The references to Valentine Electrical, Inc. and Daniel Electrical Contractors, Inc. are deleted from paragraph (e) of Section 3 of the Agreement. Paragraphs (h) and (l) of Section 3 are deleted in their entirety and replaced with “[Intentionally Omitted].”

3.           Security Interest; Obligations Secured. The second paragraph of Section 5 of the Agreement is deleted in its entirety. Subject to the provisions of Section 4 of this First Amendment regarding the payment of a facility fee, and provided, that, no Event of Default has occurred: (i) as soon as possible after the receipt by Surety of this First Amendment fully executed by Indemnitors, Surety will return to Indemnitors all of the Existing Pledged Collateral that is in excess of Fourteen Million Two Hundred Fifty Two Thousand Forty-Five Dollars ($14,252,045); and (ii) on January 2, 2007, Surety will return to Indemnitors all of the Existing Pledged Collateral that is in excess of Fourteen Million Two Thousand Forty-Five ($14,002,045). The forgoing amounts of Existing Pledged Collateral to be returned to Indemnitors have been determined after the payment of the facility fee referred to in Section 4. The Existing Pledged Collateral that Surety returns to Indemnitors will be returned free and clear of all Liens. Other than the Existing Pledged Collateral that is returned to Indemnitors by Surety, Surety will retain its first priority Lien and security interest in all of the Existing Pledged Collateral in the principal amount of Fourteen Million Two Thousand Forty-Five Dollars ($14,002,045) (plus any interest and earnings that accrue after January 2, 2007) as additional security for any and all Surety Loss. Surety will also retain the Existing Letters of Credit. On January 3, 2007, the principal amount of the Existing Pledged Collateral that is retained by Surety plus the aggregate face amount of the Existing Letters of Credit will be equal to Thirty Five Million Dollars ($35,000,000).

4.           Facility Fee. In consideration of Surety’s agreement to enter into this First Amendment, Indemnitors will pay to Surety a facility fee in the amount of Five Hundred Thousand Dollars ($500,000). Two Hundred Fifty Thousand Dollars ($250,000) of the foregoing facility fee will be due and payable contemporaneously with the execution of this Agreement and it will be deducted by Surety from the Existing Pledged Collateral that would otherwise be returned to Indemnitors. The remainder of the facility fee will be due and payable by Indemnitors on or before January 2, 2007, and will be deducted from the Existing Pledged Collateral that would otherwise be returned to Indemnitors.

5.           Premium Payment. The reference to Seventeen 50/100 Dollars ($17.50) found in Section 11 of the Agreement is hereby deleted and replaced with the reference to Fifteen Dollars ($15).

6.          Representations and Warranties of Indemnitors. Each Indemnitor represents and warrants to Surety that all of the representations and warranties made by Indemnitors in the Agreement (whether made as an Indemnitor or as a Principal) and in this First Amendment are true and correct as applicable to such Principal or Indemnitor in all material respects, as of the date hereof (except to the extent its representations and warranties specifically relate to an earlier date). In addition, Indemnitors represent and warrant that Valentine Electrical, Inc. and Daniel Electrical Contractors, Inc. are not insolvent within the meaning of the Bankruptcy Case.

7.          Binding Effect. By executing this First Amendment, each signatory that was not a signatory to the Agreement will be deemed to be an Indemnitor under the terms of the Agreement as though such Indemnitor were an original signatory thereto.

8.           Continuing Effect. Except as specifically set forth in this First Amendment, the Agreement remains in full force and effect as originally written.

9.           Counterparts. This First Amendment may be executed by the parties independently  in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart.

                IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	__________________________________________
Its:	__________________________________________

PRINCIPAL:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt Warnock
Curt Warnock, Senior Vice President

ALADDIN WARD ELECTRIC & AIR, INC.
AMBER ELECTRIC, INC.
ARC ELECTRIC, INCORPORATED
BACHOFNER ELECTRIC, INC.
BRYANT ELECTRIC COMPANY, INC.
COMMERCIAL ELECTRICAL CONTRACTORS, INC.
CROSS STATE ELECTRIC, INC.
DANIEL ELECTRICAL CONTRACTORS, INC.
DAVIS ELECTRICAL CONSTRUCTORS, INC.
ELECTRO-TECH, INC.
FEDERAL COMMUNICATIONS GROUP, INC.
HATFIELD REYNOLDS ELECTRIC COMPANY
KAYTON ELECTRIC, INC.
MARK HENDERSON, INCORPORATED
MENNINGA ELECTRIC, INC.
MID-STATES ELECTRIC COMPANY, INC.
MITCHELL ELECTRIC COMPANY, INC.
MURRAY ELECTRICAL CONTRACTORS, INC.
NEWCOMB ELECTRIC COMPANY, INC.
NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
INC.
PAN AMERICAN ELECTRIC, INC.
PAULIN ELECTRIC COMPANY, INC.
PRIMENET, INC.
PRIMO ELECTRIC COMPANY
RODGERS ELECTRIC COMPANY, INC.

RON’S ELECTRIC, INC.
THOMAS POPP & COMPANY
VALENTINE ELECTRICAL, INC.

By:	/s/ Curt Warnock
Curt Warnock
Vice President

BEXAR ELECTRIC COMPANY, LTD.
By:	BW/BEC Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

HAYMAKER ELECTRIC, LTD.
By:	General Partner, Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL
CONTRACTORS LP
By:	Houston-Stafford Management LLC, its
general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP
By:	J.W. Gray Management LLC, its general
partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

MILLS ELECTRIC LP
By:	Mills Management LLC

By:	/s/ Curt Warnock
Curt Warnock
Vice President

NEAL ELECTRIC LP
By:	BW/BEC Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

POLLOCK SUMMIT ELECTRIC LP
By:	Pollock Electric, Inc. and Summit Electric of Texas,
Inc., its general partners

By:	/s/ Curt Warnock
Curt Warnock
Vice President

RAINES ELECTRIC LP
By:	Raines Management LLC, its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

RIVIERA ELECTRIC, LLC

By:	/s/ Curt Warnock
Curt Warnock
Vice President

TESLA POWER AND AUTOMATION, L.P.
By:	Tesla Power GP, Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

INDEMNITORS:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt Warnock
Curt Warnock, Senior Vice President

ALADDIN WARD ELECTRIC & AIR, INC.
AMBER ELECTRIC, INC.
ARC ELECTRIC, INCORPORATED
BACHOFNER ELECTRIC, INC.
BRYANT ELECTRIC COMPANY, INC.
COMMERCIAL ELECTRICAL CONTRACTORS, INC.
CROSS STATE ELECTRIC, INC.
DANIEL ELECTRICAL CONTRACTORS, INC.
DAVIS ELECTRICAL CONSTRUCTORS, INC.
ELECTRO-TECH, INC.
FEDERAL COMMUNICATIONS GROUP, INC.
HATFIELD REYNOLDS ELECTRIC COMPANY
KAYTON ELECTRIC, INC.
MARK HENDERSON, INCORPORATED
MENNINGA ELECTRIC, INC.
MID-STATES ELECTRIC COMPANY, INC.
MITCHELL ELECTRIC COMPANY, INC.
MURRAY ELECTRICAL CONTRACTORS, INC.
NEWCOMB ELECTRIC COMPANY, INC.
NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
INC.
PAN AMERICAN ELECTRIC, INC.

PAULIN ELECTRIC COMPANY, INC.
PRIMENET, INC.
PRIMO ELECTRIC COMPANY
RODGERS ELECTRIC COMPANY, INC.
RON’S ELECTRIC, INC.
THOMAS POPP & COMPANY

VALENTINE ELECTRICAL, INC.
By:	/s/ Curt Warnock

Curt Warnock            Vice President

BEXAR ELECTRIC COMPANY, LTD.
By:	BW/BEC Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

HAYMAKER ELECTRIC, LTD.
By:	General Partner, Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL
CONTRACTORS LP
By:	Houston-Stafford Management LLC, its
general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP
By:	J.W. Gray Management LLC, its general
partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

MILLS ELECTRIC LP
By:	Mills Management LLC

By:	/s/ Curt Warnock
Curt Warnock
Vice President

NEAL ELECTRIC LP
By:	BW/BEC Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

POLLOCK SUMMIT ELECTRIC LP
By:	Pollock Electric, Inc. and Summit Electric of Texas,
Inc., its general partners

By:	/s/ Curt Warnock
Curt Warnock
Vice President

RAINES ELECTRIC LP
By:	Raines Management LLC, its general partner

By: /s/ Curt Warnock
Curt Warnock
Vice President

RIVIERA ELECTRIC, LLC

By:	/s/ Curt Warnock
Curt Warnock
Vice President

TESLA POWER AND AUTOMATION, L.P.
By:	Tesla Power GP, Inc., its general partner

By:	/s/ Curt Warnock
Curt Warnock
Vice President

PRINCIPAL

PRINCIPAL	PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE (Six Months and Current)	TYPE OF ENTITY	STATE OF FORMATION/ REGISTRATION	TAX I.D. NUMBER	TRADE NAME (Past Six Months)
Integrated Electrical Services, Inc.	1800 West Loop South, Suite 500 Houston, Texas 77027	Corporation	Delaware	76-0542208	IES
Aladdin Ward Electric & Air, Inc.	7011 15th Street East Sarasota, Florida 34243	Corporation	Florida	59-2137098	None
Amber Electric, Inc.	630 Kissimmee Avenue Ocoee, Florida 34761	Corporation	Florida	59-1888807	None
ARC Electric, Incorporated	500 Woodlake Drive Suite 105 Chesapeake, Virginia 23320	Corporation	Delaware	76-0581695	ARC Electric PrimeNet
Bachofner Electric, Inc.	20811 NW Cornell Road, Suite 400 Hillsboro, Oregon 97124	Corporation	Delaware	76-0593514	None
Bexar Electric Company, Ltd.	6223 IH 10 West San Antonio, Texas 78201	Limited Partnership	Texas	74-2767532	Bexar Electric Company Galbraith Electric Bexar Communications
Bryant Electric Company, Inc.	215 Balfour Drive Archdale, North Carolina 27263-3117	Corporation	North Carolina	56-0154780	None
Commercial Electrical Contractors, Inc.	975 Millbury Street Worcester, Massachusetts 01607	Corporation	Delaware	76-0587343	Commercial Communications Advantage Controls
Cross State Electric, Inc.	2445 Railroad Street Corona, California 92880-5419	Corporation	California	95-3657116	None
Daniel Electrical Contractors, Inc.	5965 NW 82nd Avenue Miami, Florida 33166	Corporation	Florida	59-2622624	Daniel Electrical Daniel Electrical of West Palm Beach Daniel Electrical – Treasure Coast East Coast Electric Collier Electric Collier-Daniel Electric

EXHIBIT A

PRINCIPAL	PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE (Six Months and Current)	TYPE OF ENTITY	STATE OF FORMATION/ REGISTRATION	TAX I.D. NUMBER	TRADE NAME (Past Six Months)
Davis Electrical Constructors, Inc.	429 N. Main Street Greenville, South Carolina 29601	Corporation	South Carolina	57-0474303	Davis International, a division of Davis Electrical Constructors, Inc. Davis Constructors
Electro-Tech, Inc.	1235 Coney Island Drive Sparks, Nevada 89431-6035	Corporation	Nevada	88-0200302	Electro-Tech of Nevada
Federal Communications Group, Inc.	2328 West Huntington Drive Tempe, Arizona 85282	Corporation	Delaware	85-0461441	Apex Tele-Communications Training Solutions
Hatfield Reynolds Electric Company	945 West Deer Valley Road, Suite 1 Phoenix, Arizona 85027	Corporation	Arizona	86-0565738	Hatfield Reynolds Electric
Haymaker Electric, Ltd.	2928 6th Avenue South Birmingham, Alabama 35233-2902	Limited Partnership	Alabama	63-1080688	None
Houston-Stafford Electrical Contractors LP	10203 Mula Circle Stafford, Texas 77477	Limited Partnership	Texas	52-2095983	Houston Stafford Electric HSE Electrical Contractors HSE Alarm Systems HSE Special Systems Austin-Stafford Electric Copious Technologies HSE Electrical Services
J.W. Gray Electrical Contractors LP	6510 Burgeois Road Houston, TX 77066	Limited Partnership	Texas	52-2097983	Gray Electric SecurePro Alarm Systems IES Multifamily Resources
Kayton Electric, Inc.	120 South Lincoln Street Holdrege, Nebraska 68949	Corporation	Nebraska	47-0623159	None
Mark Henderson, Incorporated	5322 Snapfinger Park Drive Decatur, Georgia 30035-4040	Corporation	Delaware	76-0576830	Mark Henderson
Menninga Electric, Inc.	905 West 8th Street Pella, Iowa 50219	Corporation	Delaware	76-0575872	None

2

PRINCIPAL	PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE (Six Months and Current)	TYPE OF ENTITY	STATE OF FORMATION/ REGISTRATION	TAX I.D. NUMBER	TRADE NAME (Past Six Months)
Mid-States Electric Company, Inc.	117 North Conalco Drive Jackson, Tennessee 38301	Corporation	Delaware	62-1746956	None
Mills Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2095984	Mills Electrical Contractors
Mitchell Electric Company, Inc.	7138 North 110th Avenue Glendale, Arizona 85307-2800	Corporation	Arizona	86-0141057	None
Murray Electrical Contractors, Inc.	2250 Aviation Drive Roseburg, Oregon 97470	Corporation	Delaware	74-2913067	None
Neal Electric LP	1608 Royston Lane Building 2 Round Rock, Texas 78664	Limited Partnership	Texas	76-0657784	None
Newcomb Electric Company, Inc.	2708 Shenandoah Avenue Roanoke, Virginia 24017	Corporation	Delaware	76-0611653	None
New Technology Electrical Contractors, Inc.	20811 NW Cornell Road Suite 400 Hillsboro, Oregon 97124-5611	Corporation	Delaware	74-2918933	New Tech Electric New Tech Services Data Tech Communications Bachofner Electric-Oregon Bachofner Datacomm, Inc.
Pan American Electric, Inc.	1300 Fort Negley Boulevard Nashville, Tennessee 37203	Corporation	Tennessee	62-0985675	None
Paulin Electric Company, Inc.	8803 National Turnpike Fairdale, Kentucky 40118	Corporation	Delaware	74-2879154	Paulin Electric Woods Electric Hanen Electric T&O Controls
Pollock Summit Electric LP	6510 Burgeois Road Houston, TX 77066	Limited Partnership	Texas	76-0569180	Pollock Summit Electric
PrimeNet, Inc.	220 Eighth Avenue NW Glen Burnie, Maryland 21061	Corporation	Delaware	74-2902100	None
Primo Electric Company	220 Eighth Avenue NW Glen Burnie, Maryland 21061	Corporation	Delaware	74-2902099	B&D Electric, Inc. PrimeNet
Raines Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2132532	Raines Electrical Contractors
Riviera Electric, LLC	5001 South Zuni Littleton, Colorado 80120	Limited Liability Company	Delaware	03-0507360	Riviera Electric
Rodgers Electric Company, Inc.	1611 East Marine View Drive Everett, Washington 98201	Corporation	Washington	91-1004905	None

3

PRINCIPAL	PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE (Six Months and Current)	TYPE OF ENTITY	STATE OF FORMATION/ REGISTRATION	TAX I.D. NUMBER	TRADE NAME (Past Six Months)
Ron’s Electric, Inc.	2017 Demers Avenue Grand Forks, North Dakota 58201	Corporation	Delaware	74-2925506	IES-North Plains
Tesla Power and Automation, L.P.	6510 Bourgeois Houston, Texas 77066	Limited Partnership	Texas	76-0592351
Thomas Popp & Company	10152 International Blvd. Cincinnati, Ohio 45246	Corporation	Ohio	31-1112666	None
Valentine Electrical, Inc.	104 Green Chimneys Court Ashland, Virginia 23005	Corporation	Delaware	74-2916344	Valentine Communications

4

INDEMNITORS

INDEMNITOR	PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE (Six Months and Current)	TYPE OF ENTITY	STATE OF FORMATION/ REGISTRATION	TAX I.D. NUMBER	TRADE NAME (Past Six Months)
Integrated Electrical Services, Inc.	1800 West Loop South, Suite 500 Houston, Texas 77027	Corporation	Delaware	76-0542208	IES
Aladdin Ward Electric & Air, Inc.	7011 15th Street East Sarasota, Florida 34243	Corporation	Florida	59-2137098	None
Amber Electric, Inc.	630 Kissimmee Avenue Ocoee, Florida 34761	Corporation	Florida	59-1888807	None
ARC Electric, Incorporated	500 Woodlake Drive Suite 105 Chesapeake, Virginia 23320	Corporation	Delaware	76-0581695	ARC Electric PrimeNet
Bachofner Electric, Inc.	20811 NW Cornell Road, Suite 400 Hillsboro, Oregon 97124	Corporation	Delaware	76-0593514	None
Bexar Electric Company, Ltd.	6223 IH 10 West San Antonio, Texas 78201	Limited Partnership	Texas	74-2767532	Bexar Electric Company Galbraith Electric Bexar Communications
Bryant Electric Company, Inc.	215 Balfour Drive Archdale, North Carolina 27263-3117	Corporation	North Carolina	56-0154780	None
Commercial Electrical Contractors, Inc.	975 Millbury Street Worcester, Massachusetts 01607	Corporation	Delaware	76-0587343	Commercial Communications Advantage Controls
Cross State Electric, Inc.	2445 Railroad Street Corona, California 92880-5419	Corporation	California	95-3657116	None
Daniel Electrical Contractors, Inc.	5965 NW 82nd Avenue Miami, Florida 33166	Corporation	Florida	59-2622624	Daniel Electrical Daniel Electrical of West Palm Beach Daniel Electrical – Treasure Coast East Coast Electric Collier Electric Collier-Daniel Electric

EXHIBIT B

INDEMNITOR	PRINCIPAL PLACE OF BUSINESS/CHIEF EXECUTIVE OFFICE (Six Months and Current)	TYPE OF ENTITY	STATE OF FORMATION/ REGISTRATION	TAX I.D. NUMBER	TRADE NAME (Past Six Months)
Davis Electrical Constructors, Inc.	429 N. Main Street Greenville, South Carolina 29601	Corporation	South Carolina	57-0474303	Davis International, a division of Davis Electrical Constructors, Inc. Davis Constructors
Electro-Tech, Inc.	1235 Coney Island Drive Sparks, Nevada 89431-6035	Corporation	Nevada	88-0200302	Electro-Tech of Nevada
Federal Communications Group, Inc.	2328 West Huntington Drive Tempe, Arizona 85282	Corporation	Delaware	85-0461441	Apex Tele-Communications Training Solutions
Hatfield Reynolds Electric Company	945 West Deer Valley Road, Suite 1 Phoenix, Arizona 85027	Corporation	Arizona	86-0565738	Hatfield Reynolds Electric
Haymaker Electric, Ltd.	2928 6th Avenue South Birmingham, Alabama 35233-2902	Limited Partnership	Alabama	63-1080688	None
Houston-Stafford Electrical Contractors LP	10203 Mula Circle Stafford, Texas 77477	Limited Partnership	Texas	52-2095983	Houston Stafford Electric HSE Electrical Contractors HSE Alarm Systems HSE Special Systems Austin-Stafford Electric Copious Technologies HSE Electrical Services
J.W. Gray Electrical Contractors LP	6510 Burgeois Road Houston, TX 77066	Limited Partnership	Texas	52-2097983	Gray Electric SecurePro Alarm Systems IES Multifamily Resources

2

Kayton Electric, Inc.	120 South Lincoln Street Holdrege, Nebraska 68949	Corporation	Nebraska	47-0623159	None
Mark Henderson, Incorporated	5322 Snapfinger Park Drive Decatur, Georgia 30035-4040	Corporation	Delaware	76-0576830	Mark Henderson
Menninga Electric, Inc.	905 West 8th Street Pella, Iowa 50219	Corporation	Delaware	76-0575872	None
Mid-States Electric Company, Inc.	117 North Conalco Drive Jackson, Tennessee 38301	Corporation	Delaware	62-1746956	None
Mills Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2095984	Mills Electrical Contractors
Mitchell Electric Company, Inc.	7138 North 110th Avenue Glendale, Arizona 85307-2800	Corporation	Arizona	86-0141057	None
Murray Electrical Contractors, Inc.	2250 Aviation Drive Roseburg, Oregon 97470	Corporation	Delaware	74-2913067	None
Neal Electric LP	1608 Royston Lane Building 2 Round Rock, Texas 78664	Limited Partnership	Texas	76-0657784	None
Newcomb Electric Company, Inc.	2708 Shenandoah Avenue Roanoke, Virginia 24017	Corporation	Delaware	76-0611653	None
New Technology Electrical Contractors, Inc.	20811 NW Cornell Road Suite 400 Hillsboro, Oregon 97124-5611	Corporation	Delaware	74-2918933	New Tech Electric New Tech Services Data Tech Communications Bachofner Electric-Oregon Bachofner Datacomm, Inc.
Pan American Electric, Inc.	1300 Fort Negley Boulevard Nashville, Tennessee 37203	Corporation	Tennessee	62-0985675	None
Paulin Electric Company, Inc.	8803 National Turnpike Fairdale, Kentucky 40118	Corporation	Delaware	74-2879154	Paulin Electric Woods Electric Hanen Electric T&O Controls
Pollock Summit Electric LP	6510 Bourgeouis Road Houston, TX 77066	Limited Partnership	Texas	76-0569180	Pollock Summit Electric
PrimeNet, Inc.	220 Eighth Avenue NW Glen Burnie, Maryland 21061	Corporation	Delaware	74-2902100	None

3

Primo Electric Company	220 Eighth Avenue NW Glen Burnie, Maryland 21061	Corporation	Delaware	74-2902099	B&D Electric, Inc. PrimeNet
Raines Electric LP	2525 Walnut Hill Lane Dallas, Texas 75229	Limited Partnership	Texas	52-2132532	Raines Electrical Contractors
Riviera Electric, LLC	5001 South Zuni Littleton, Colorado 80120	Limited Liability Company	Delaware	03-0507360	Riviera Electric
Rodgers Electric Company, Inc.	1611 East Marine View Drive Everett, Washington 98201	Corporation	Washington	91-1004905	None
Ron’s Electric, Inc.	2017 Demers Avenue Grand Forks, North Dakota 58201	Corporation	Delaware	74-2925506	IES-North Plains
Tesla Power and Automation, L.P.	6510 Bourgeois Houston, Texas 77066	Limited Partnership	Texas	76-0592351
Thomas Popp & Company	10152 International Blvd. Cincinnati, Ohio 45246	Corporation	Ohio	31-1112666	None
Valentine Electrical, Inc.	104 Green Chimneys Court Ashland, Virginia 23005	Corporation	Delaware	74-2916344	Valentine Communications

4